Derivative Asset	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Derivative Asset

9. Derivative Asset

In December 2021, the Company purchased interest rate caps with an aggregate notional amount of $484.1 million, which amount reduces over time as the Company’s outstanding debt balances amortize. The objective of the hedges is to reduce the variability of cash flows associated with the interest relating to its variable rate borrowings. The Company receives payments on the caps for any period that the one-month USD LIBOR rate is above beyond the strike rate, which is 0.75%. The termination date of the interest rate cap agreements is November 30, 2026. The premium paid to purchase the interest caps was $7,000, which was paid out of cash on December 22, 2021. The premium is being amortized over the life of the interest rate cap by using the caplet method.

	December 31, 2021	December 31, 2020
Opening balance	$—	$—
Interest rate cap premium	7,000	—
Unrealized gain on interest rate cap	227	—
Closing balance	$7,227	$—
Less: Current portion of derivative asset	(533)	—
Non-current portion of derivative asset	$6,694	$—

The amounts included in accumulated other comprehensive income will be reclassified to interest expense should the hedge no longer be considered effective. No amount of ineffectiveness was included in net income for the year ended December 31, 2021. The Company will continue to assess the effectiveness of the hedge on an ongoing basis.